UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 13, 2025

ARCADIUM LITHIUM PLC

(Exact name of registrant as specified in its charter)

Bailiwick of Jersey	001-38694	98-1737136
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1818 Market Street, Suite 2550 Philadelphia, PA United States 19103	Suite 12, Gateway Hub Shannon Airport House Shannon, Co. Clare Ireland V14 E370

(Address of principal executive offices, including zip code)

215-299-5900	353-1-6875238

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value $1.00 per share	ALTM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously disclosed on a Form 8-K filed with the Securities and Exchange Commission on October 9, 2024, Arcadium Lithium plc, a public limited company incorporated under the Laws of the Bailiwick of Jersey (the “Company” or “Arcadium”), entered into a Transaction Agreement (the “Transaction Agreement”) with Rio Tinto Western Holdings Limited and Rio Tinto BM Subsidiary Limited (“Buyer”), pursuant to which, in accordance with a scheme of arrangement (the “Scheme”) under the Companies (Jersey) Law 1991, at the effective time, all of the ordinary shares, par value $1.00 per share, of the Company (the “Company Shares”), including the Company Shares represented by CHESS depositary interests issued by the Company and listed on the securities exchange operated by ASX Limited, then outstanding will be transferred from the shareholders of the Company to Buyer (or an affiliate of Buyer designated by Buyer in accordance with the terms of the Scheme) in exchange for the right to receive an amount in cash, without interest, equal to $5.85 per Company Share (the “Transaction”).

Regulatory Approvals

As of February 13, 2025, Arcadium has received all pre-closing regulatory approvals and clearances required to be obtained in connection with the Transaction, which satisfies a certain condition precedent to the closing of the Transaction. The closing of the Transaction remains subject to the satisfaction or waiver of the remaining conditions precedent to the Transaction set forth in the Transaction Agreement, including the sanctioning of the Scheme by the Royal Court of Jersey (the “Court”).

Court Hearing

Arcadium has secured a hearing with the Court on March 5, 2025 at 10:00 a.m. (Jersey time) to hear the Company’s application to sanction the Scheme under Part 18A of the Companies (Jersey) Law 1991.

Shareholders of Arcadium are entitled to attend and be heard at the Court hearing to sanction the Scheme of Arrangement, either in person or through a Jersey advocate, to support or oppose the Scheme. The Court’s address is Royal Court House, Royal Square, St. Helier, Jersey JE1 1JG and its telephone number is +44 1534 441 300. Shareholders of Arcadium may also submit written statements regarding the Scheme for the Court’s consideration. Such statements can be made either: (i) by email sent to ArcadiumScheme@ogier.com; or (ii) in writing, addressed to Arcadium Scheme Correspondence, c/o Ogier (Jersey) LLP, 3rd Floor, 44 Esplanade, St Helier, Jersey, JE4 9WG.

On February 13, 2025, Arcadium issued a press release announcing the receipt of all pre-closing regulatory approvals and clearances required to be obtained in connection with the Transaction and the date of the Court hearing to sanction the Scheme. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit	Description
99.1	Press Release, dated February 13, 2025.
104	Cover Page Interactive Data File (formatted as Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 13, 2025	ARCADIUM LITHIUM PLC

	By:	/s/ Gilberto Antoniazzi
Gilberto Antoniazzi
Vice President and Chief Financial Officer